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Exhibit 10.21

THIRD AMENDMENT TO
NOTE PURCHASE AGREEMENT

    THIS THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of February 7, 2001 (this "Third Amendment"), is entered into by and among WLFC FUNDING CORPORATION, as issuer (the "Issuer"), WILLIS LEASE FINANCE CORPORATION, as servicer (the "Servicer"), VARIABLE FUNDING CAPITAL CORPORATION, as a purchaser ("VFCC"), the Investors, FIRST UNION SECURITIES, INC. (f/k/a First Union Capital Markets Corp.), as deal agent (the "Deal Agent") and FIRST UNION NATIONAL BANK, as liquidity agent ("FUNB"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

    WHEREAS, the parties hereto entered into that certain Note Purchase Agreement, dated as February 11, 1999, as amended by the First Amendment, dated as of May 12, 1999, and a Second Amendment, dated as of February 9, 2000 (the "Agreement"); and

    WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

    NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

    SECTION 1.  Amendments.

  (a)
  The definition of "Commitment Termination Date" in Section 1.1 of the Agreement is hereby modified, amended and restated to read in its entirety as follows:

      "Commitment Termination Date: February 6, 2002 or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of the Purchasers in accordance with the terms of Section 2.3(b)."

  (2)
  The following definition is hereby added in its entirety to Section 1.1 of the Agreement:

      "Third Amendment Date: The date on which the Third Amendment to the Agreement shall become effective."

  (c)
  The first sentence of Section 2.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

      "On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Issuer agrees to deliver to the Deal Agent on behalf of the Purchasers on the Third Amendment Date, the Class A Note with a maximum principal amount of $180,000,000, which Class A Note shall be duly executed by the Issuer, duly authenticated by the Indenture Trustee and registered in the name of the Deal Agent on behalf of the Purchasers."

    SECTION 2.  Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the agreement shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Third Amendment, as though such terms and conditions were set forth herein.

    SECTION 3.  Miscellaneous.

    (a) This Third Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

    (b) The descriptive headings of the various sections of this Third Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    (c) This Third Amendment may not be amended or otherwise modified except as provided in the Agreement.

    (d) THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally left Blank]

    IN WITNESS WHEREOF, the parties have caused this Third Amendment to the Agreement to be executed by their respective officers thereunto duly authorized as, of the date first above written.

THE ISSUER:	WLFC FUNDING CORPORATION
	By:	/s/ NICHOLAS J. NOVASIC
	Title:	Chief Financial Officer
THE SERVICER:	WILLIS LEASE FINANCE CORPORATION
	By:	/s/ NICHOLAS J. NOVASIC
	Title:	Chief Financial Officer
THE INVESTOR:	FIRST UNION NATIONAL BANK
	By:	/s/ BILL A. SHIRLEY
	Title:	Senior Vice President
First Union National Bank One First Union Center, TW-9 Charlotte, North Carolina 28288 Attention: Credit Administration Facsimile No.: (704) 374-6355 Confirmation No.: (704) 374-4001
VFCC:	VARIABLE FUNDING CAPITAL CORPORATION
	By:	FIRST UNION SECURITIES, INC., as attorney-in-fact
	By:	DOUGLAS R. WILSON, SR.
	Title:	Vice President
Variable Funding Capital Corporation c/o First Union Securities, Inc. One First Union Center, TW-9 Attention: Conduit Administration Facsimile No.: (704) 383-6036 Confirmation No.: (704) 383-9343

with a copy to:		Lord Securities Corp. 2 Wall Street, 19th Floor New York, New York Attention: Vice President Facsimile No.: (212) 346-9012 Confirmation No.: (212) 346-9008
THE DEAL AGENT:	FIRST UNION SECURITIES, INC.
	By:	/s/ LEAH W. FORSTNER
	Title:	Director
First Union Securities, Inc. One First Union Center, TW-9 Charlotte, North Carolina 28288 Attention: Conduit Administration Facsimile No.: (704) 383-6036 Telephone No.: (704) 383-9343
THE LIQUIDITY AGENT:	FIRST UNION NATIONAL BANK
	By:	/s/ BILL A. SHIRLEY
	Title:	Senior Vice President
First Union National Bank One First Union Center, TW-9 Charlotte, North Carolina 28288 Attention; Credit Administration Facsimile No.: (704) 374-6355 Telephone No.: (704) 374-4001

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THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT